Topline Preliminary Week 96 Results From Phase 2b SYMMETRY Study in Patients with Compensated Cirrhosis (F4) Due to MASH January 27, 2025 Restoring balance. Renewing Life. Exhibit 99.2

Safe Harbor and Legal Disclaimers This presentation may contain “forward-looking statements” of Akero Therapeutics, Inc. (“we,” “us,” “our,” “Akero” or the “Company”) within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to current express or implied beliefs, expectations, and assumptions regarding: the future of our business; future plans and strategies, including our expectations around the therapeutic potential and clinical benefits of Efruxifermin (“EFX”); our development plans for EFX, including our belief in the unique potential of EFX as a foundational MASH therapy; our preclinical and clinical results, including the week 96 results from our Phase 2b SYMMETRY study, which are preliminary, topline results that are subject to audit and verification procedures and additional data that could result in material changes in the final data; the SYNCHRONY Phase 3 program, including the SYNCHRONY Histology, SYNCHRONY Real-World, and SYNCHRONY Outcomes studies, their respective trial designs; and risks related to the competitive landscape. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should,” and “could,” and similar expressions or words, identify forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in our most recent annual report on Form 10-K and quarterly report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”), as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the SEC. All information in this presentation is as of the date hereof, and we undertake no duty to update this information unless required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys, and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy, or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. ©2025 AKERO THERAPEUTICS.

High Risk of Mortality Associated with Cirrhosis Due to MASH Survival Free of Liver Transplantation Follow-up (years) Cumulative Survival (%) Angulo, P et al. (2015) Gastroenterology 149:389-397 P<0.001 F4 50% ~50% 5-year mortality without liver transplant for F4 patients 40% 20% 0% 100% 80% 60% ©2025 AKERO THERAPEUTICS. F3 F2 F1 F0

No Compound To Date Has Shown Statistically Significant Reversal of Cirrhosis Due to MASH in Clinical Trials

akero

Fibrosis Improvement ≥1 Stage[1]



GLP-1
novo nordisk
Semaglutide[2]
48 Wks / Ph2b
Active
ASK-1
GILEAD
Selonsertib[3]
48 Wks / Ph3
Discontinued
Peg-FGF21
Bristol Myers Squibb
Pegbelfermin[4]
48 Wks / Ph2b
Discontinued
FGF19
ngmBIO
Aldafermin[5]
48 Wks / Ph2b
Discontinued
FXR
Intercept
Obeticholic acid[6]
78 Wks / Ph3
Discontinued
LOXL-2
GILEAD
Simtuzumab[7]
96 Wks / Ph2b
Discontinued
29%
11%
pbo (n=24)
2.4mg (n=47)
13%
13%
14%
pbo (n=172)
6mg (n=351
18mg (n=354)
31%
24%
28%
pbo (n=39)
20mg (n=37)
40mg (n=39)
15%
21%
23%
pbo (n=56)
1mg (n=42)
3mg (n=55)
10%
11%
12%
pbo (n~306)
10mg (n~306)
25mg (n~306)
8%
8%
13%
pbo (n=75)
200mg (n=76)
700mg (n=79)

[1] Includes results from publicly reported placebo-controlled studies in patients with compensated cirrhosis due to MASH reporting either ≥ 1-stage fibrosis improvement and no worsening of MASH (semaglutide, selonsertib, pegbelfermin, obeticholic acid) or only ≥ 1-stage fibrosis improvement (aldafermin, simtuzumab); numerical values represent percent responders. [2] Loomba, R et al. (2023) Lancet Gastro Hep 8:511-22; [3] Harrison, SH et al. (2020) J Hepatol 73(1):26-39; [4] Abdelmalek, MF et al. (2023) Clinical Gastro Hep 23:S1542-3565; [5] NGM Bio (2023) September Corporate Overview; [6] Intercept (2022) September 30 Press Release; [7] Harrison, SA et al. (2018) Gastroenterology 155:1140–1153. Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

©2025 AKERO THERAPEUTICS.

4

Phase 2b SYMMETRY Trial Design: Compensated Cirrhosis (F4) Due to MASH with Liver Histology at 36 and 96 weeks

Key Inclusion Criteria[1]
- F4 MASH, Child-Pugh A
- T2D or 2 of 4 components of metabolic syndrome[2]

Phase 2b Primary Endpoint
- ≥1 Stage Fibrosis Improvement with no Worsening of MASH at Week 36

Key Secondary Efficacy Endpoints
- MASH Resolution
- Fibrosis Markers
- Lipoproteins
- Glycemic Control
- Weight Change
- Liver Injury Markers



Total Treatment Duration: 96 Weeks
Phase 2b
Screening
Randomization
Placebo (N=61)
EFX 28mg (N=57)
EFX 50mg (N=63)
Screening Liver Biopsy
Week 36 Liver Biopsy
Week 96 Liver Biopsy

[1] All patients had biopsy-proven compensated cirrhosis (fibrosis stage 4) due to definitive MASH or cryptogenic cirrhosis presumed secondary to MASH. Subjects with cryptogenic cirrhosis were limited to approximately 20% of the total study population.
[2] Obesity, dyslipidemia, elevated blood pressure, and elevated fasting glucose

©2025 AKERO THERAPEUTICS.
5

Baseline Demographics Parameter (Mean) Placebo (N=61) EFX 28mg (N=57) EFX 50mg (N=63) Age (Years) 61 62 59 Sex (% Female) 62 68 70 Enhanced Liver Fibrosis (ELF) Score 10.4 10.6 10.5 Liver Stiffness by VCTE (FibroScan) (kPa) 24.7 24.1 24.5 Alanine Aminotransferase (ALT) (U/L) 40.3 40.1 38.4 Aspartate Aminotransferase (AST) (U/L) 35.5 37.1 37.5 Type 2 Diabetes (%) 82 81 78 HbA1c (%) 6.8 6.8 6.6 HOMA-IR 11.8 11.7 11.5 Baseline Use of GLP-1 Receptor Agonists (%) 26 19 33 Triglycerides (mg/dL) 143 148 159 Statin Use (%) 53 46 43 Weight (kg) 102 99 95 ©2025 AKERO THERAPEUTICS. Source Data: FAS

11% Discontinued for Administrative Reasons1 Patient Disposition 28mg (N=41) (89% Retention) 50mg (N=46) (90% Retention) Placebo (N=47) (82% Retention) Biopsy Collected at Week 36 (N=154) Randomized & Dosed (N=181) Biopsy Collected at Week 96 (N=134) 87% Retained from Week 36 to 96 2% Discontinued Due to AEs ©2025 AKERO THERAPEUTICS. 1 Primarily withdrawal of consent, loss to follow-up, and investigator discretion

SYMMETRY Week 96 Main Analysis Sets

Analysis Set[1]	N	Description
Week 96 Liver Biopsy Analysis Set (LBAS) Placebo (N=47) 28mg (N=41) 50mg (N=46)	134	All patients with baseline and Week 96 biopsy results
Safety Set / Full Analysis Set (FAS)[2] Placebo (N=61) 28mg (N=57) 50mg (N=63)	181	All randomized patients who received at least one dose of study drug

[1] P-values, where presented, are nominal
[2] **ITT Analyses are based on FAS where missing biopsy = failure**

©2025 AKERO THERAPEUTICS.

All reported results are topline preliminary data.
8

Unprecedented **Reversal of Cirrhosis** Observed in SYMMETRY with 50mg EFX akero

Fibrosis Improvement ≥1 Stage & No Worsening of MASH at Week 96



Primary Analysis[1]
50%
40%
30%
20%
10%
0%
15%
29%
39%**
Placebo
N=47
EFX 28mg
N=41
EFX 50mg
N=46

[1] All patients with baseline and Week 96 biopsies

** $p<0.01$, versus placebo (CMH test[3])

[3] Cochran-Mantel-Haenszel test

ITT Analysis[2]

Placebo (N=61)	EFX 28mg (N=57)	EFX 50mg (N=63)
12%	21%	29%*

[2] Missing biopsy = failure

* $p<0.05$, versus placebo (CMH test)

©2025 AKERO THERAPEUTICS.

Source Data: LBAS; ITT

9

Sustained (n=6) New (n=6) Sustained (n=9) New (n=9) Sust. (n=4) New (n=3) **39%** EFX 28mg N=41 EFX 50mg N=46 Placebo N=47 29% 15% Fibrosis Improvement ≥1 Stage & No Worsening of MASH at Week 96 Sustained1 & New2 Responders Placebo (N=8) EFX 28mg (N=9) EFX 50mg (N=12) 4 (50%) 6 (67%) 9 (75%) Proportion of Week 36 Responders with Sustained Response at Week 963,5 Placebo (N=39) EFX 28mg (N=32) EFX 50mg (N=34) 3 (8%) 6 (19%) 9 (26%) Proportion of Week 36 Non-Responders with New Response at Week 964,5 3 Among Week 36 responders with Week 96 biopsies 4 Among Week 36 non-responders with Week 96 biopsies 5 Not analyzed for statistical significance Improved and Durable Response Observed with Longer Treatment Source Data: LBAS ©2025 AKERO THERAPEUTICS. 1 Responder at Weeks 36 & 96; 2 Responder at Week 96 ** p<0.01, versus placebo (CMH test)

Baseline GLP-1 Therapy Did Not Impact Reversal of Cirrhosis

akero

Fibrosis Improvement ≥1 Stage & No Worsening of MASH at Week 96



All Patients with Baseline and Week 96 Biopsies (N=134)
50%
40%
30%
20%
10%
0%
15%
29%
39%**
Placebo N=47
EFX 28mg N=41
EFX 50mg N=46

** p<0.01, versus placebo (CMH test)



Subgroup (N=97):
Patients Without GLP-1 Use at Baseline
50%
40%
30%
20%
10%
0%
17%
28%
45%**
Placebo N=36
EFX 28mg N=32
EFX 50mg N=29

** p<0.01, versus placebo (CMH test)

©2025 AKERO THERAPEUTICS.

Source Data: LBAS

11

MASH Resolution Observed at Week 96

MASH Resolution



Primary Analysis[1]
70%
60%
50%
40%
30%
20%
10%
0%
18%
59%***
55%**
Placebo
N=34
EFX 28mg
N=32
EFX 50mg
N=40

[1] All patients with baseline and Week 96 biopsies who had definitive MASH at baseline

** p<0.01, *** p<0.001, versus placebo (CMH test)

ITT Analysis[2]

Placebo (N=45)	EFX 28mg (N=45)	EFX 50mg (N=52)
13%	42%**	42%**

[2] Missing biopsy = failure

** p<0.01, versus placebo (CMH test)

©2025 AKERO THERAPEUTICS.

Source Data: LBAS subgroup (definitive MASH at baseline); FAS

12

Treatment-Emergent Adverse Events (TEAEs): Cumulative from Baseline through Week 96 TEAE Overview Placebo (N=61) EFX 28mg (N=57) EFX 50mg (N=63) TEAEs Leading to Death a 1 (2%) a 0 (0%) 0 (0%) Treatment-Emergent Serious Adverse Events (SAEs) 11 (18%) 15 (26%) 15 (24%) Drug-Related SAEs 0 0 0 TEAEs Leading to Discontinuation of Treatment 2 (3%) 6 (11%) 11 (18%) Weeks 37-96: Cirrhosis-Related Clinical Events 0 b 1 b c 1 c Weeks 37-96: Other Adverse Events 0 0 d 1 d Most Frequent (≥15%) Drug-Related TEAEs Placebo (N=61) EFX 28mg (N=57) EFX 50mg (N=63) Diarrhea, n (%) 10 (16%) 11 (19%) 19 (30%) Nausea, n (%) 8 (13%) 11 (19%) 18 (29%) Increased Appetite, n (%) 3 (5%) 7 (12%) 18 (29%) Injection Site Erythema, n (%) 5 (8%) 10 (18%) 14 (22%) a Pneumonia (prior to week 36); b Ascites; c Hepatic encephalopathy; d Diarrhea ©2024 AKERO THERAPEUTICS. Source Data: Safety Set

Additional Safety Observations for 50mg EFX (Phase 3 Dose) Versus Placebo at Week 96 Bone Mineral Density 43% of 50mg EFX and 41% of placebo patients had osteopenia1 at baseline, but only 3% of 50mg EFX and 7% of placebo patients were treated with bisphosphonates Placebo-adjusted, significant relative reductions in bone mineral density (5%) for spine and hip were observed for 50mg EFX, or about 2-3% per year For context, treatment with a diabetic dose of GLP-1 was recently reported to be associated with about a 2% reduction in bone mineral density over one year.2 Equal number of fractures (4 each) observed for 50mg EFX and placebo Markers of Hemostasis and Liver Function Markers of hemostasis and liver function, including bilirubin, MELD score, INR, platelet count, albumin and Child-Pugh score, remained stable or trended toward improvement for 50mg EFX Electrocardiograms (ECGs), Vital Signs & Body Weight No statistically significant changes in ECGs, heart rate, or blood pressure were observed for 50mg EFX versus placebo Weight reduction of ~2% was observed for 50mg EFX and placebo ©2025 AKERO THERAPEUTICS. 1 T-score < -1.0 by DXA 2 M. S. Hansen et al., eClinicalMedicine. 72, 102624 (2024)

Pattern of Reductions in Imaging and Circulating Biomarkers of Fibrosis **Corroborate** Histological Improvement in Cirrhosis

LS Mean Change From Baseline to Week 96



ELF Score
(Baseline: 10-11)
0.3
0.2
0.1
0.0
-0.1
-0.2
-0.3
-0.4
-0.5
-0.6
-0.7
+0.22
-0.34 ***
-0.53***
Placebo N=49
EFX 28mg N=41
EFX 50mg N=47

*** p<0.001, versus placebo (MMRM[1])

[1] Mixed Model Repeated Measures



Liver Stiffness (%)[2]
(Baseline: 24-25 kPa)
0%
-5%
-10%
-15%
-20%
-25%
-30%
-8%
-18%
-24%*
Placebo N=49
EFX 28mg N=41
EFX 50mg N=47

* p<0.05, versus placebo (MMRM[1])

[2] Measured by FibroScan

©2025 AKERO THERAPEUTICS.

Source Data: FAS (non-missing values only, no imputation)

15

(Baseline: 38-40 U/L) * p<0.05,** p<0.01, *** p<0.001, versus placebo (MMRM) Statistically Significant Reductions in Markers of Liver Injury Sustained Through Week 96 with 50mg EFX ALT (U/L) LS Mean Change from Baseline AST (U/L) LS Mean Change from Baseline *** * * ** * ** ** ** ** * ** ** ** *** ** *** ** ** * ©2025 AKERO THERAPEUTICS. Source Data: FAS (Baseline: 36-38 U/L) * p<0.05,** p<0.01, *** p<0.001, versus placebo (MMRM) *** *** *** *** *** *** *** *** *** *** *** ** ** ** *** *** *** *** *** ** *** *** ***

Significantly Improved **Lipoprotein Profile** Observed at Week 96

akero

LS Mean Change From Baseline to Week 96 (mg/dL)


Triglycerides
(Baseline: 140-61 mg/dL)
0
-10
-20
-30
-40
-3
-27*
-33*
Placebo N=49
EFX 28mg N=40
EFX 50mg N=47
Non-HDL Cholesterol
(Baseline: 114-24 mg/dL)
0
-10
-20
-30
-10
-19
-21*
Placebo N=49
EFX 28mg N=40
EFX 50mg N=47
HDL Cholesterol
(Baseline: 50-52 mg/dL)
10
5
0
-5
-2
+6**
+9***
Placebo N=49
EFX 28mg N=40
EFX 50mg N=47

* p<0.05, *versus placebo (MMRM)

* p<0.05 versus placebo (MMRM)

** p<0.01, *** p<0.001, versus placebo (MMRM)

LDL cholesterol was reduced by 11% and 9%, respectively, in the 50mg EFX and placebo groups

©2025 AKERO THERAPEUTICS.

Source Data: FAS

17

Significantly Improved **Insulin Sensitivity** Observed at Week 96 with 50mg EFX akero

LS Mean Change From Baseline to Week 96


HOMA-IR
2
1
0
-1
-2
-3
-4
-5
-6
+1.6
-3.4 *
-4.1 **
Placebo N=47
EFX 28mg N=41
EFX 50mg N=45

* p<0.05, ** p<0.01, versus placebo (MMRM)


C-Peptide (%)
0%
-5%
-10%
-15%
-20%
-1%
-13%
-18% *
Placebo N=48
EFX 28mg N=41
EFX 50mg N=45

* p<0.05, versus placebo (MMRM)


Adiponectin (%)
80%
60%
40%
20%
0%
+8%
+32%
69% ***
Placebo N=49
EFX 28mg N=41
EFX 50mg N=46

*** p<0.001, versus placebo (MMRM)

At Week 96, HbA1c remained unchanged from baseline for 50mg EFX, compared to a slight increase to 7.0 for placebo.

©2025 AKERO THERAPEUTICS.

Source Data: FAS

18

EFX is the **First Compound** that Has Been Reported to Statistically Significantly Reverse Cirrhosis Due to MASH[1]

akero



Fc-FGF21
akero
Efruxifermin
96 Wks / Ph2b
Active
GLP-1
novo nordisk
Semaglutide[2]
48 Wks / Ph2b
Active
ASK-1
GILEAD
Selonsertib[3]
48 Wks / Ph3
Discontinued
Peg-FGF21
Bristol Myers Squibb
Pegbelfermin[4]
48 Wks / Ph2b
Discontinued
FGF19
ngmBIO
Aldafermin[5]
48 Wks / Ph2b
Discontinued
FXR
Intercept
Obeticholic acid[6]
78 Wks / Ph3
Discontinued
LOXL-2
GILEAD
Simtuzumab[7]
96 Wks / Ph2b
Discontinued
15%
29%
39%**
pbo (n=47)
28mg (n=41)
50mg (n=46)
29%
11%
pbo (n=24)
2.4mg (n=47)
13%
13%
14%
pbo (n=172)
6mg (n=351
18mg (n=354)
31%
24%
28%
pbo (n=39)
20mg (n=37)
40mg (n=39)
15%
21%
23%
pbo (n=56)
1mg (n=42)
3mg (n=55)
10%
11%
12%
pbo (n~306)
10mg (n~306)
25mg (n~306)
8%
8%
13%
pbo (n=75)
200mg (n=76)
700mg (n=79)

[1] Includes results from publicly reported placebo-controlled studies in patients with compensated cirrhosis due to MASH reporting either ≥ 1-stage fibrosis improvement and no worsening of MASH (EFX, semaglutide, selonsertib, pegbelfermin, obeticholic acid) or only ≥ 1-stage fibrosis improvement (aldafermin, simtuzumab); numerical values represent percent responders. [2] Loomba, R et al. (2023) Lancet Gastro Hep 8:511-22; [3] Harrison, SH et al. (2020) J Hepatol 73(1):26-39; [4] Abdelmalek, MF et al. (2023) Clinical Gastro Hep 23:S1542-3565; [5] NGM Bio (2023) September Corporate Overview; [6] Intercept (2022) September 30 Press Release; [7] Harrison, SA et al. (2018) Gastroenterology 155:1140–1153. Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

©2025 AKERO THERAPEUTICS.

** p<0.01, versus placebo (CMH test)

19

Phase 3 SYNCHRONY *Outcomes* Trial Design



Patient Population
Cirrhosis Due to MASH
(F4, Compensated)
Primary Histology Endpoint
≥ 1-stage fibrosis improvement and
no worsening of MASH at Week 96
Primary Outcomes Endpoint
Time to first occurrence of
protocol-specified clinical events
Total Treatment Duration: ~260 Weeks
Randomization
1:1 (N≈1150)
Placebo
EFX 50mg
Baseline
Liver Biopsy
Week 96
Liver Biopsy
(Cohort 1)

©2025 AKERO THERAPEUTICS.

20

Unprecedented Clinical Activity for 50mg EFX After 96 Weeks ©2024 AKERO THERAPEUTICS. Completers 39% vs. 15% (24% Effect Size) Source Data: LBAS; ITT ITT 29% vs. 12% (17% Effect Size) Reversal of Cirrhosis in <2 Years p=0.009 p=0.031 With Favorable Tolerability Profile ≥1 stage improvement in fibrosis without worsening of MASH 50mg EFX vs placebo (CMH)

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